                          FLAGSTAR CAPITAL CORPORATION

                  ____% Noncumulative Preferred Stock, Series A
                    (Liquidation Preference $25.00 per share)
                      Exchangeable into Preferred Stock of
                               Flagstar Bank, FSB

                             Underwriting Agreement


                                                                _________, 1998

Roney & Co., L.L.C.
McDonald & Company Securities, Inc.
         As representatives of the several Underwriters
                  named in Schedule I hereto,
c/o Roney & Co., L.L.C.,
One Griswold
Detroit, Michigan  48226


Ladies and Gentlemen:

         Flagstar Capital Corporation, a Michigan corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 2,000,000 shares (the "Firm Shares") of ____% Noncumulative Preferred Stock, Series A (the "Preferred Stock") of the Company and up to an aggregate of 300,000 shares (the "Optional Shares") of Preferred Stock (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively referred to as the "Shares").

         Flagstar Bank, a federally chartered and federally insured savings bank and the parent of the Company (the "Bank"), has prepared and filed on December ___, 1997 with the Office of Thrift Supervision (the "OTS") a preliminary offering circular under cover of Form OC (Docket No. ____), also filed with the Securities and Exchange Commission (the "Commission") as an attachment to the Registration Statement (as defined below), for the registration of the preferred stock of the Bank for which the Preferred Stock will be exchanged automatically under certain conditions (the "Bank Preferred Shares") pursuant to 12 C.F.R. ss.563g of the rules and regulations of the OTS (all of the rules and regulations set forth in Chapter V of Title 12 of the Code of Federal Regulations, including without limitation, 12 C.F.R. ss.563g, and the rules and regulations of the Commission made applicable to the offering circular by the rules and regulations of the OTS, are hereinafter collectively referred to as the "OTS Rules and Regulations"). The Bank will promptly prepare and file an offering circular, which includes the information (the "Pricing Information") excluded from the preliminary offering circular in reliance upon 12 C.F.R. ss.563g.2(c)(2) of the OTS Rules and Regulations and 17 C.F.R. ss.230-430A, in accordance with the provisions of Rule 424(b). Each offering circular used before the time such offering circular is declared effective by the OTS and any offering circular that omits the Pricing Information that is used after such effectiveness and prior to the date hereof is herein called a "Preliminary Offering Circular." Such filing under the cover of Form OC, and the offering circular constituting a part thereof, as amended at the time the offering circular becomes effective under the OTS Rules and Regulations (and including the Pricing Information), including all documents incorporated by reference therein, are hereinafter referred to as the "Form OC" and the "Offering Circular," respectively, except that if any amended or supplemented offering circular shall be provided to the Underwriters by the Bank for use in connection with the offering of the Bank Preferred Shares which differs from the Offering Circular at the time it becomes effective, the term "Offering Circular" shall refer to such newly amended or supplemented offering circular from and after the time it is first provided to the Underwriters for such use.

         1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (i) A registration statement on Form S-11 (File No. 333-_____) as amended by any pre-effective amendment thereto in respect of the Shares (the "Initial Registration Statement") has been filed with the Commission; the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, as the same may have been amended from time to time, to each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, as amended, is hereinafter called a "Preliminary Prospectus"); the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, that became or hereafter becomes effective, each as amended at the time such part of the registration statement became effective, is hereinafter collectively called the "Registration Statement;" and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus;"

                  (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Roney & Co., L.L.C. or McDonald & Company Securities, Inc. (the "Representatives") expressly for use therein; and

                  (iii) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date of the Registration Statement and any amendment thereto, and as of the applicable filing date of the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

         (b) The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (i) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in or affecting the general affairs, business, management, financial position, stockholders' equity, results of operations or prospects of the Company, otherwise than as set forth or contemplated in the Prospectus;

                  (ii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Michigan, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification and is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                  (iii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable;

                  (iv) The Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and nonassessable and will conform in all material respects to the description of the Preferred Stock contained in the Prospectus;

                  (v) The issue and sale of the Shares by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation (or other charter document) or By-laws of the Company or any statute, ordinance, rule or regulation or any order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement and the agreements listed in Annex II hereto, except the registration under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

                  (vi) The Company is not in violation of its Articles of Incorporation or By-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                  (vii) The statements set forth in the Prospectus under the captions "Description of Series A Preferred Shares," insofar as they purport to constitute a summary of the terms of the Preferred Stock, "Description of Capital Stock," insofar as they purport to constitute a summary of the terms of the capital stock of the Company, and under the captions "Federal Income Tax Considerations," "ERISA Considerations," "Business and Strategy -- Acquisition of Initial Portfolio," "Business and Strategy -- Servicing," "Management," and "Underwriting," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete in all material respects and fair;

                  (viii) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company would individually or in the aggregate have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by any governmental authorities or threatened by others;

                  (ix) Each of the agreements listed in Annex II hereto has been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company and is enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights;

                  (x) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as Amended (the "Investment Company Act");

                  (xi) The Company does not do business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

                  (xii) Grant Thornton L.L.P., who have certified certain financial statements of the Company, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                  (xiii) This Agreement has been duly authorized, executed and delivered by the Company;

                  (xiv) There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required;

                  (xv) No filing with, or authorization, approval, consent, license, order, registration, notification, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Preferred Stock hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the Act or the rules and regulations thereunder or state securities laws or by the OTS;

                  (xvi) The Company possesses such permits, licenses, approvals, consents, and other authorizations (collectively "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by it; the Company is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company; the Company has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse effect on the financial position, stockholders' equity or results of operations of the Company;

                  (xvii) There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Act; and

                  (xviii) The Company is organized and carries on its business so as to qualify as a "real estate investment trust" (a "REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and no transaction or other event has occurred which would cause the Company not to enable it to qualify as a REIT for its current taxable year or for future taxable years.

         (c) The Bank represents and warrants to, and agrees with, each of the Underwriters that:

             (i) The Bank has been duly organized and is validly existing as a federally chartered savings bank under the laws of the United States of America, with power and authority (corporate and other) to own its properties and conducts its business as now being conducted;

             (ii) Since December 31, 1996, there has not been any material adverse change in or affecting the general affairs, management, financial position, stockholders' equity, results of operations of Flagstar Bancorp, Inc., the parent of the Bank (the "Holding Company"), or the Bank;

             (iii) The issue and sale of the Shares by the Company and the compliance by the Company and the Bank with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Holding Company or any of its subsidiaries (including the Bank) is a party or by which the Holding Company or any of its subsidiaries (including the Bank) is bound or to which any of the property or assets of the Holding Company or any of its subsidiaries (including the

         Bank) is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation (or other charter document) or By-laws of the Bank or the Holding Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Holding Company or any of its subsidiaries (including the Bank) or any of their properties, except where such would not result in a material adverse effect on the financial position, stockholders' equity or results of operations of the Company; and, except as have been obtained, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required to be obtained by the Holding Company or the Bank for the issue and sale of the Shares by the Company or the consummation by the Bank of the transactions contemplated by this Agreement and the agreements listed in Annex II hereto;

             (iv) Each of the agreements listed in Annex II hereto has been duly authorized, executed and delivered by the Bank and constitutes the valid and legally binding obligation of the Bank and is enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights;

             (v) The representations and warranties of the Bank contained in the Residential Mortgage Loan Purchase and Warranties Agreement between the Company and the Bank, and the Residential Mortgage Loan Servicing Agreement between the Company and the Bank, each dated ______________, 1998, are as of the date hereof and will be as of the Time of Delivery true and correct;

             (vi) This Agreement has been duly authorized, executed and delivered by the Bank;

             (vii) The Form OC and the Offering Circular, at the respective times the Form OC and any post-effective amendments thereto became effective, at the date hereof and at all times subsequent thereto up to the Time of Delivery (as defined in Section 4 hereof), and if any Optional Shares are purchased, at the Second Time of Delivery (as defined in Section 4 hereof), complied and will comply in all material respects with the requirements of the OTS Rules and Regulations; the Form OC, at the respective times the Form OC and any post-effective amendments thereto became effective, and at the date hereof, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Offering Circular, at the respective times the Form OC and any post-effective amendments thereto up to the Time of Delivery, and if any Optional Shares are purchased, at the Second Time of Delivery, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon, and in conformity with, information furnished in writing to the Bank by an Underwriter through the Representatives expressly for use therein;

             (viii) The documents incorporated or deemed to be incorporated by reference in the Form OC and the Offering Circular, at the time they were or hereafter are filed with the OTS, complied and will comply in all material respects with the requirements of the OTS Rules and Regulations, and, when read together with the other information in the Offering Circular, at the time the Form OC became effective, at the time the Offering Circular was issued and at the Time of Delivery (and if any Optional Shares are purchased, at the Second Time of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

             (ix) Grant Thornton L.L.P., who have certified certain financial statements of the Bank, are independent public accountants as required by the Act and the rules and regulations of the Commission and the OTS thereunder;

             (x) The financial statements and the related notes thereto included in the Offering Circular present fairly the financial position of the Bank and its subsidiaries as of the latest respective dates of such financial statements, and the results of operations of the Bank and its subsidiaries for the respective periods covered thereby. Such statements and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved; the tables included in the Offering Circular present fairly the information purported to be shown thereby at the respective dates thereof and for the respective periods covered thereby and conform in all material respects with the OTS Rules and Regulations;

             (xi) Except as disclosed in the Offering Circular, the Bank and its subsidiaries are conducting their respective businesses in compliance in all material respects with all laws, rules, regulations, decisions, directives and orders (including, without limitation, all regulations and orders of, or agreements with, the OTS and the FDIC) applicable to them. There is no action, suit, investigation or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Bank, threatened against or affecting the Bank or any of its subsidiaries (A) that is required to be disclosed in the Offering Circular and is not disclosed therein, (B) that would likely result in any material adverse change in the condition (financial or otherwise), earnings, business affairs of the Bank and its subsidiaries, (C) that could materially and adversely affect the properties, assets or leasehold interests thereof, or (D) that would likely adversely affect the consummation of the transactions contemplated by this Agreement; all pending legal or governmental proceedings to which the Bank or any of its subsidiaries is a party or of which any of their property is subject, which are not described in the Offering Circular, including ordinary routine litigation incidental to their respective businesses, would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs of the Bank and its subsidiaries;

              (xii) There are no contracts or documents which are required to be described in the Registration Statement, the Form OC, the Prospectus or the Offering Circular or to be filed as exhibits thereto which have not been so described and filed as required;

              (xiii) No filing with, or authorization, approval, consent, license, order, registration, notification, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Bank of its obligations hereunder, in connection with the offering, issuance or sale of the Preferred Stock hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under applicable law or the OTS Rules and Regulations or state securities laws;

              (xiv) The Bank possesses such Governmental Licenses issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by it; the Bank is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not have a material adverse effect on the financial position, stockholders' equity or results of operations of the Bank; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a material adverse effect on the financial position, stockholders' equity or results of operations of the Bank; the Bank has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse effect on the financial position, stockholders' equity or results of operations of the Bank;

              (xv) There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Bank under the Act; and

              (xvi) The Bank Preferred Shares have been duly authorized and, if and when issued and delivered by the Bank pursuant to the terms and conditions set forth in the Registration Statement, will be validly issued and fully paid and nonassessable; the Bank Preferred Shares conform to the statements relating thereto in the Offering Circular and such description conforms to the instruments defining the same; no holder of the Bank Preferred Shares will be subject to personal liability by reason of being such a holder and the issuance of the bank Preferred Shares is not subject to the preemptive or other similar rights of any stockholder of the Bank.

         2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $25.00 the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

         The Company hereby grants to the Underwriters the right to purchase at their election up to 300,000 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from the Representatives to the Company, given within a period of 30 business days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         As compensation to the Underwriters for their commitments hereunder, the Company at each Time of Delivery (as defined in Section 4 hereof) will pay to Roney & Co., L.L.C. ("Roney"), for the accounts of the several Underwriters, an amount equal to $_____ per share for the Shares to be delivered by the Company hereunder at such Time of Delivery.

         3. Upon the authorization by you of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) The Shares to be purchased by each Underwriter hereunder will be represented by one or more definitive certificates registered in the name of Roney which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Shares to Roney for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer to the account specified by the Company in Federal (same day) funds, by causing DTC to credit the Shares to the account of Roney at DTC. The Company will cause the certificates representing the Shares to be made available to Roney for checking at least twenty-four hours prior to the Time of Delivery at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 A.M., Detroit time, on __________, 1998 or such other time and date as Roney and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 A.M., Detroit time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Shares, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery."

         (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(j) hereof, will be delivered at the offices of Honigman Miller Schwartz and Cohn, 2290 First National Building, Detroit, MI 48226-3583 (the "Closing Location"), the Shares will be delivered at the Designated Office, and the wire transfers will be made to the specified accounts, all at such Time of Delivery. A meeting will be held at the Closing Location at 2:00 P.M., Detroit time, on the Detroit Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "Detroit Business Day' shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in Detroit are generally authorized or obligated by law or executive order to close.

         5. The Company agrees with each of the Underwriters:

         (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any of the foregoing purposes, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use every reasonable effort to obtain the withdrawal of such order;

         (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

         (c) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as delivery of a Prospectus is required in connection with the offering or sale of the Shares, to furnish the Underwriters with copies of the Prospectus in Detroit in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify the Representatives and upon the Representatives' request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon the Representatives' request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

         (d) To make generally available to the Company's security holders as soon as practicable, but in any event not later than 18 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

         (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the effective date of the Registration Statement, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company or another subsidiary of the Holding Company that are substantially similar to the Shares;

         (f) To the extent necessary to comply with NASDAQ NMS rules and regulations or the rules and regulations of any other exchange on which the Shares are listed, to furnish to holders of the Shares as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders, equity and cash flows of the Company certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company for such quarter in reasonable detail;

         (g) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders of the Company, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries (if any) are consolidated in reports furnished to their stockholders generally or to the Commission);

         (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds;"

         (i) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 5:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

         (j) Except to the extent that a Tax Event (as defined in the Prospectus) shall have occurred, to make the elections and take the procedural steps described in the Prospectus under the heading "Federal Income Tax Considerations" in a timely fashion, to meet the requirements to qualify, for its taxable year ending December 31, 1998, as a REIT under the Code as in effect on the date hereof and to otherwise use every reasonable effort to do so.

         6. The Bank agrees with each of the Underwriters:

         (a) The Bank will notify the Underwriters immediately, and confirm the notice in writing, (i) of the effectiveness of the Offering Circular and any amendment thereto, (ii) of the receipt by the Bank or its counsel of any comments from the OTS with respect to the offering of the Shares, (iii) of any request to the Bank or its counsel by the OTS for any amendment or supplement to the Offering Circular or for any additional information, and (iv) of the issuance or initiation by the OTS or by any other state or federal banking or securities regulatory authority of any stop order or cease-and-desist proceeding to suspend the effectiveness of the Offering Circular or interfering with the offering of the Shares, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threat of any other orders or proceedings for such purposes; the Bank will make every reasonable effort to prevent the issuance or initiation of any such stop orders or cease-and-desist proceedings and, if any such stop orders or cease-and-desist proceedings are issued or initiated, to obtain the lifting or dismissal thereof at the earliest possible moment;

         (b) The Bank will give the Representatives notice of its intention to file or prepare any amendment to the Offering Circular (or to any Preliminary Offering Circular, as the case may be) or any amendment, supplement or revision to the Offering Circular, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object;

         (c) The Bank has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Form OC, as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Form OC, as originally filed and each amendment thereto (without exhibits) for each of the Underwriters;

         (d) If any event shall occur as a result of which it is necessary, in the opinion of counsel for the Underwriters, to amend or supplement the Offering Circular in order to make the Offering Circular not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Bank will forthwith amend or supplement the Offering Circular by preparing and furnishing to the Underwriters a reasonable number of copies of an amendment or amendments of, or a supplement or supplements to, the Offering Circular (in form and substance reasonably satisfactory to such counsel) so that, as so amended or supplemented, the Offering Circular will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of circumstances existing at the time the Offering Circular is delivered to a purchaser, not misleading, and the Bank will furnish to each underwriter such number of copies of such amendment or supplement as such Underwriter shall reasonably request. For the purposes of this subsection, the Bank shall furnish such information with respect to itself to the Representatives, counsel for the Underwriters and counsel for the Bank, as may be necessary for counsel for the Underwriters and counsel for the Bank with respect to the need to amend or supplement the Offering Circular and shall furnish such further information as may from time to time be reasonably requested; and

         (e) The Bank, during the period when the Offering Circular is required to be delivered under 12 C.F.R. ss.563g, will file all documents required to be filed with the OTS within the time periods required by 12 C.F.R. ss.563g and the OTS Rules and Regulations.

         7. The Company and the Bank, jointly and severally, covenant and agree with the several Underwriters to pay or cause to be paid the following: (i) the fees, disbursements and expenses of their counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement and blue sky Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the blue sky surveys; (iv) all fees and expenses in connection with listing the Shares on the NASDAQ NMS; (v) the cost of preparing stock certificates; (vi) the cost and charges of any transfer agent or registrar; (vii) the cost and charges of DTC; (vii) the out-of-pocket expenses of the Underwriters, including without limitation, road show expenses and the Underwriter's legal fees and expenses (provided that the Company's and the Bank's obligation to pay such out-of-pocket expenses shall not exceed the amount of $100,000) and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.

         8. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Bank herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Bank shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 5:00 P.M., Washington, D.C. time, on the date of this Agreement;

         (b) Honigman Miller Schwartz and Cohn, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the validity of the Shares as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

         (c) Kutak Rock, counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Michigan, and the Bank has been duly organized and is validly existing under the laws of the United States of America as a federally chartered savings bank, each with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                  (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; and the Shares conform in all material respects to the description of the Preferred Stock contained in the Prospectus;

                  (iii) To the knowledge of such counsel, and other than as set forth in the Prospectus or the Offering Circular, there are no legal or governmental proceedings pending to which the Company or the Bank is a party or of which any property of the Company or the Bank is the subject which, if determined adversely to the Company or the Bank, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company or the Bank; and, to the knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (iv) This Agreement has been duly authorized, executed and delivered by the Company and the Bank;

                  (v) The issue and sale of the Shares being delivered at such Time of Delivery by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation (or other charter document) or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

                  (vi) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company or the Bank of the transactions contemplated by this Agreement and the agreements listed in Annex II hereto, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under the OTS Rules and Regulations, state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

                  (vii)  The Company is not, to the knowledge of such counsel,
         (i) in violation of its Articles of Incorporation (or other charter documents) or By-laws or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                  (viii) The statements set forth in the Prospectus under the captions "Description of Series A Preferred Shares," insofar as they purport to constitute a summary of the terms of the Preferred Stock and the Automatic Exchange, "Description of Capital Stock," insofar as they purport to constitute a summary of the terms of the capital stock of the Company, and under the captions "Federal Income Tax Considerations," "ERISA Considerations," "Business and Strategy -- Acquisition of Initial Portfolio," "Business and Strategy -- Servicing," "Business and Strategy -- Legal Proceedings," "Management," "Business and Strategy -- Legal Proceedings," and "Underwriting," insofar as they constitute or purport to describe matters of law or legal conclusions, provisions of laws and documents referred to therein, have been reviewed by such counsel, are accurate in all material respects and present fairly the information required to be shown therein;

                  (ix) Each of the agreements listed in Annex II hereto has been duly authorized, executed and delivered by the Bank and the Company and constitutes the valid and legally binding obligation of the Bank and the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights;

                  (x) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

                  (xi) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements, related schedules and other financial data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except as otherwise indicated in its opinion, such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements, related schedules and other financial data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements, related schedules and other financial data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements, related schedules and other financial data therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required; and

         (d) Albert Gladner, General Counsel of the Bank, shall have furnished to you his written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that the issue and sale of the Shares being delivered at such Time of Delivery by the Company and the compliance by the Company and the Bank with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Bank is a party or by which the Bank is bound or to which any of the property or assets of the Bank is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation (or other charter document) or By-laws of the Bank or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Bank or any of its properties;

         (e) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 A.M., Detroit time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Grant Thornton L.L.P. shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

         (f) (i) Neither the Company nor the Bank shall have sustained since the date of the latest audited financial statements included in the Prospectus or the Offering Circular, as the case may be, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or the Offering Circular, and (ii) since the respective dates as of which information is given in the Prospectus or the Offering Circular there shall not have been any change in the capital stock or long-term debt of the

Company or the Bank or any change in or affecting the general affairs, management, business, financial position, stockholders' equity, results of operations of the Company or the Bank, otherwise than as set forth or contemplated in the Prospectus or the Offering Circular, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives after discussion with the Company so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

         (g) (x) On or after the date hereof (i) trading in securities generally on the NASDAQ NMS shall not have been suspended or materially limited, (ii) trading in the common stock of the Holding Company or the Shares on the NASDAQ NMS shall not have been suspended, (iii) a general moratorium on commercial banking activities in Detroit shall not have been declared by Federal or Detroit authorities, (iv) there shall not have occurred any outbreak of hostilities or escalation thereof or other calamity or crisis having an adverse effect on the financial markets of the United States or (v) there shall not have occurred any material adverse development in any of the real estate markets in which the mortgaged properties are located and (y) the occurrence or consequences of any one or more of such events shall have, in the reasonable judgment of the Underwriters, made it impracticable to market the Shares on the terms and in the manner contemplated by the Prospectus;

         (h) The Shares to be sold at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the NASDAQ NMS;

         (i) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of Prospectuses;

         (j) The Company shall furnish or cause to be furnished to you at such Time of Delivery certificates of officers of the Company and the Bank satisfactory to you as to the accuracy of the representations and warranties of the Company and the Bank herein at and as of such Time of Delivery, as to the performance by the Company and the Bank of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as you may reasonably request; and

         (k) The Company shall be furnished or caused to be furnished to you at such Time of Delivery an opinion of Kutak Rock, in form and substance satisfactory to you, to the effect that commencing with the Company's taxable year ending December 31, 1998 and assuming that the elections and other procedural steps described in the Prospectus under the heading "Federal Income Tax Considerations," are completed by the Company in a timely fashion and based on the other assumptions stated therein, the Company will be organized, managed and owned in conformity with the requirements for qualification as a REIT under the Code and its proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT under the Code;

         (l) The Offering Circular has become effective and at the Time of Delivery (and, if any of the Optional Shares are purchased, at the Second Time of Delivery), no stop order or cease-and-desist proceeding suspending the effectiveness of the Offering Circular or interfering with the offering of the Shares or the Bank Preferred Shares shall have been issued and no proceedings for the purposes of issuing a stop order or cease-and-desist proceedings shall have been instituted or shall be pending, or to the knowledge of the Bank, shall be contemplated by the OTS or by any other state or federal banking or securities regulatory authority. Any request on the part of the OTS for additional information or for the inclusion of additional information in the Form OC shall have been complied with to the reasonable satisfaction of counsel for the Underwriters.

         9. (a) The Company and the Bank, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, Preliminary Offering Circular, the Registration Statement, the Form OC, the Prospectus or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Bank shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, Preliminary Offering Circular, the Registration Statement, the Form OC, the Prospectus or the Offering Circular, or any such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein; and provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus or Preliminary Offering Circular, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that a copy of the Prospectus or the Offering Circular was not sent or given to any person at or prior to the written confirmation of the sale of such securities to such person; and will reimburse the Company and the Bank for any legal or other expenses reasonably incurred by the Company and the Bank in connection with investigating or defending any such action or claim as such expenses are incurred.

         (b) Each Underwriter will indemnify and hold harmless the Company and the Bank against any losses, claims, damages or liabilities to which the Company and the Bank may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, Preliminary Offering Circular, the Registration Statement, the Form OC, the Prospectus or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based on the omission or alleged omission to state therein a material fact required be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement, alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, Preliminary Offering Circular, the Registration Statement, the Form OC, the Prospectus or the Offering Circular, or any such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein.

         (c) Promptly after receipt by an indemnified party under subsections
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it has notified the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) such proportion as is appropriate to reflect the relative benefits received by the Company and the Bank on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided for by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Bank on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or abilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Bank on the one hand and the Underwriters on the other shall be deemed to be in the same proportion the total net proceeds from the offering (before deducting expenses) received by the Company and the Bank bear to the total underwriting commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Bank on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Bank and the Underwriters agree that it would not be just and equitable if contributions pursuant to this section (d) were determined by pro rata allocation (even if the Underwriters are treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company and the Bank under this Section 9 shall be in addition to any liability which the Company and the Bank may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the Bank and to each person, if any, who controls the Company or the Bank within the meaning of the Act.

         10. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within 36 hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Bank, except for the expenses to be borne by the Company, the Bank, the Holding Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in
Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         11. The respective indemnities, agreements, representations, warranties and other statements of the Company or the Bank and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or the Bank, or any officer or director or controlling person of the Company or the Bank, and shall survive delivery of and payment for the Shares.

         12. If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor the Bank shall then be under any liability to any Underwriter except as provided in

Sections 7 and 9 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company or the Bank shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.

         13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to Roney at One Griswold, Detroit, Michigan 48226, Attention Syndicate Department; and if to the Company or the Bank shall be delivered or sent by mail to the address of the Company or the Bank, respectively set forth in the Registration Statement, Attention: Albert Gladner; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company or the Bank by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Bank and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company, the Bank and each person who controls the Company, the Bank or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         15. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         16. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan.

         17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us one counterpart for the Company and the Bank plus one for each counsel thereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, the Company and the Bank. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                        Very truly yours,

                                        Flagstar Capital Corporation


                                        By:__________________________________
                                             Name:
                                             Title:

                                        Flagstar Bank, FSB


                                        By:__________________________________
                                             Name:
                                             Title:

Accepted as of the date hereof:
Roney & Co., L.L.C.


By:_________________________________
     Name:
     Title:

McDonald & Company Securities, Inc.


By:_________________________________
     Name:
     Title:

                                  SCHEDULE I

                                                                   Number of Optional
                                                                      Shares to be
                                             Total Number of          Purchased if
                                               Shares to be          Maximum Option
                  Underwriter                    Purchased              Exercised
                  -----------                    ---------              ---------
Roney & Co, L.L.C....................
McDonald & Company Securities, Inc...
                                                 ---------              --------
         Total                                   2,000,000               300,000

         Total

                                                                         ANNEX I


                                                                     ANNEX 1 (a)
                                                                     ANNEX 1 (b)

                                                                        ANNEX II

Residential Mortgage Loan Purchase and Warranties Agreement
Residential Mortgage Loan Servicing Agreement
Advisory Agreement